Exhibit 99.1

PDS Biotech to Host Head and Neck Cancer KOL Roundtable on October 26, 2022

Florham Park, NJ, October 12, 2022 - PDS Biotechnology Corporation (Nasdaq: PDSB), a clinical-stage immunotherapy company developing a growing pipeline of targeted immunotherapies for cancer and infectious disease, today announced it will host a Head and Neck Cancer Key Opinion Leader (KOL) Roundtable for analysts, investors, and the scientific community from 8:30 – 9:30 AM ET on Wednesday, October 26, 2022.

This PDS Biotech-sponsored event will focus on the current treatment of head and neck cancer and how PDS0101, the company’s leading product candidate, which combines the utility of the Versamune® platform with targeted antigens in HPV-positive cancers, might fit into the treatment paradigm.  The event will be moderated by PDS Biotech’s Chief Medical Officer, Dr. Lauren Wood and will feature presentations from the following head and neck cancer KOLs:

•	Dr. Neil D. Gross, Department of Head and Neck Surgery, Division of Surgery, MD Anderson
•	Dr. Katharine A. Price, Co-chair, Head and Neck Disease Group, Mayo Clinic Comprehensive Cancer Center
•	Dr. Jared Weiss, Head and Neck Cancer Section Chief, Lineberger Comprehensive Cancer Center, UNC School of Medicine

Registration for PDS Biotech’s KOL Roundtable is now open, and a live webcast of the event will be available online in the investor relations section of the company's website at https://pdsbiotech.com/investors/news-center/events.  A replay will be available on the company website for 90 days following the webcast.

About PDS Biotechnology

PDS Biotech is a clinical-stage immunotherapy company developing a growing pipeline of targeted cancer and infectious disease immunotherapies based on our proprietary Versamune® and Infectimune™ T cell-activating technology platforms. We believe our targeted Versamune® based candidates have the potential to overcome the limitations of current immunotherapy by inducing large quantities of high-quality, potent polyfunctional tumor specific CD4+ helper and CD8+ killer T cells. To date, our lead Versamune® clinical candidate, PDS0101, has demonstrated the potential to reduce tumors and stabilize disease in combination with approved and investigational therapeutics in patients with a broad range of HPV-positive cancers in multiple Phase 2 clinical trials. Our Infectimune™ based vaccines have also demonstrated the potential to induce not only robust and durable neutralizing antibody responses, but also powerful T cell responses, including long-lasting memory T cell responses in pre-clinical studies to date. To learn more, please visit www.pdsbiotech.com or follow us on Twitter at @PDSBiotech.

About PDS0101

PDS Biotech’s lead candidate, PDS0101, combines the utility of the Versamune® platform with targeted antigens in HPV-positive cancers. In partnership with Merck & Co., PDS Biotech is evaluating a combination of PDS0101 and KEYTRUDA® in a Phase 2 study in first-line treatment of recurrent or metastatic head and neck cancer, and also in second line treatment of recurrent or metastatic head and neck cancer in patients who have failed prior checkpoint inhibitor therapy. A Phase 2 clinical study is also being conducted in both second- and third-line treatment of multiple advanced HPV-positive cancers in partnership with the National Cancer Institute (NCI). A third Phase 2 clinical trial in first line treatment of locally advanced cervical cancer is being performed with The University of Texas, MD Anderson Cancer Center.  A final Phase 2 clinical trial of PDS0101 monotherapy in first line treatment of newly diagnosed patients HPV16-positive head and neck cancer patients is being conducted at the Mayo Clinic.

KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the  United  States  Securities  Exchange  Act  of  1934,  as  amended,  and  Section  27A  of  the  United  States Securities  Act  of  1933,  as  amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results  of  operations  or  financial  condition,  or  otherwise,  based  on  current  beliefs  of  the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future  performance.  Actual  results  could  differ  materially  from  those  contained  in  any  forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its  plans  for  future  equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital  may  restrict  the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing  for  the  Company  or  its  partners  to  initiate  the  planned  clinical  trials  for  PDS0101,  PDS0203  and other  Versamune®  and  Infectimune™ based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including   any   collaboration   studies   concerning   PDS0101,   PDS0203   and   other   Versamune® and Infectimune™ based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding  the  timing  of  initiation,  pace  of  enrollment  and  completion  of  the  trials  (including  the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to our currently  projected  expenses),  futility  analyses,  presentations  at  conferences  and  data  reported  in  an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any  Company  statements  about  its  understanding  of  product  candidates  mechanisms  of  action  and interpretation  of  preclinical  and  early  clinical  results  from  its  clinical  development  programs  and  any collaboration   studies;   and   other   factors,   including   legislative,   regulatory,   political   and   economic developments not within the Company’s control, including unforeseen circumstances or other disruptions to  normal  business  operations  arising  from  or  related  to  COVID-19.  The  foregoing  review  of  important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the  Company  undertakes  no  obligation  to  revise  or  update  any  forward-looking  statement,  or  to  make any  other  forward-looking  statements,  whether  as  a  result  of  new  information,  future  events  or otherwise.

Versamune® is a registered trademark and Infectimune™ is a trademark of PDS Biotechnology.

Investor Contacts:
Deanne Randolph
PDS Biotech
Phone: +1 (908) 517-3613
Email: drandolph@pdsbiotech.com

Rich Cockrell
CG Capital
Phone: +1 (404) 736-3838
Email: pdsb@cg.capital

Media Contact:
Dave Schemelia
Tiberend Strategic Advisors
Phone: +1 (609) 468-9325
Email: dschemelia@tiberend.com

Bill Borden
Tiberend Strategic Advisors
Phone: +1 (732) 910-1620
Email: bborden@tiberend.com

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